                                   VAN KAMPEN
                               EQUITY GROWTH FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1998

                         VAN KAMPEN EQUITY GROWTH FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders................................................     1
Investment Overview...................................................     3
Portfolio of Investments..............................................     6
Statement of Assets and Liabilities...................................     7
Statement of Operations...............................................     8
Statement of Changes in Net Assets....................................     9
Financial Highlights .................................................    10
Notes to Financial Statements.........................................    11

EQG SAR 2/99

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

January 20, 1999

Dear Shareholder,

The past decade has been a remarkable time for investors. Together, we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.

To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning and brand development.

Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW

Despite a stormy year in the global economy, the United States ended 1998 with only a moderate slowdown in growth. The nation's gross domestic product, a measure of economic health, grew 3.9 percent during the year, matching 1997's growth rate and indicating that our nation's economy remains strong. A continuation of low inflation--only a 1.6 percent increase in the consumer price index over the last 12 months--also helped sustain the domestic economy and kept inflation-adjusted interest rates attractive.

Although the year ended on a positive note, the economic environment was quite unsettled in the third quarter, with the Asian financial crisis contributing to slowing corporate profits in the United States. Given the uncertainty surrounding emerging market nations and the near-collapse of a major U.S. hedge fund, the stock and bond markets experienced significant volatility during this period. With instability as a backdrop, American and foreign investors alike pursued a flight to quality, seeking the relative safety of large-company stocks and government bonds.

In the last few months of the year the global financial situation improved in conjunction with the Federal Reserve's interest rate decreases. In response to declining corporate profits and mounting international concerns, the Fed lowered interest rates three times, with 0.25 percent cuts in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to keep the economy growing. Dozens of foreign central banks also reduced interest rates in an effort to stimulate their economies. These actions gave a boost to investor confidence and encouraged a return to a more diversified range of investments in the last few months of the year.

MARKET REVIEW

Despite bouts of volatility, the stock market experienced impressive returns during 1998. Large-company stocks were responsible for much of this as investors favored the perceived stability of established, high-quality companies. The Dow Jones Industrial Average rose more than 16 percent during the year and hit a record high of 9374 in November before falling back to more moderate levels. Technology companies generally fared well during the year, with the technology-heavy Nasdaq composite index up almost 40 percent for the year. On the other hand, commodity-based stocks--especially those of oil companies-- suffered from declining commodity prices. Small-company stocks also significantly underperformed the rest of the market, with the Russell 2000 Stock Index actually losing 3.45 percent during the 12-month period.

OUTLOOK

Our outlook for the domestic economy is positive, and we anticipate continued low inflation and healthy economic growth. However, the aftereffects of the global economic slowdown may continue to put pressure on corporate earnings in the first half of the year. Internationally, we anticipate that low interest rates and declining inflation will lead to improvements in troubled areas such as Asia and Latin America. With the successful launch of the euro, the new European transnational currency, we believe that many foreign markets will become increasingly attractive in 1999.

In the long term, we are optimistic that the stock market will continue its record growth, although we could experience additional volatility in the months ahead if concerns about high stock valuations and increasing earnings pressure become more pronounced. Combined with growing questions about corporate and government reactions to the Year 2000 computer problem, we could see an increasingly cautious market by mid-year.

                                                              ------------------
                                                                    1

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[/S/ RICHARD F. POWERS III]                            [/S/ DENNIS J. MCDONNELL]
Richard F. Powers III                                  Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

--------------

                                   VAN KAMPEN
                               EQUITY GROWTH FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPOSITION OF NET ASSETS (AT DECEMBER 31,1998)
Capital Goods                                                  20.3%
Communication Services                                          4.0%
Consumer Cyclicals                                             10.6%
Consumer Staples                                               18.4%
Financial                                                      12.9%
Health Care                                                     9.6%
Technology                                                     21.0%
Short-Term Investment                                           2.8%
Other                                                           0.4%

                                      TOTAL RETURNS**
                          ---------------------------------------
                                                 AVERAGE ANNUAL
                             SIX MONTHS          SINCE INCEPTION
                          -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE
-----------------------------------------------------------------
Class A Shares            -0.16%      5.96%      2.76%      9.03%
-----------------------------------------------------------------
Class B Shares             0.57%      5.57%      3.53%      8.53%
-----------------------------------------------------------------
Class C Shares             4.57%      5.57%      7.53%      8.53%
-----------------------------------------------------------------
Lipper Growth Fund
 Index                      N/A       8.72%       N/A      25.66%
-----------------------------------------------------------------
S&P 500 Index               N/A       9.22%       N/A      28.57%
-----------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge from Class A shares and the deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed if applicable, by the Adviser. Without such waivers and reimbursements total returns will be lower.
THE S&P 500 INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS. THE S&P 500 INDEX ASSUMES DIVIDENDS ARE REINVESTED.
THE LIPPER GROWTH FUND INDEX REFLECTS THE AVERAGE PERFORMANCE OF THE 30 LARGEST GROWTH FUNDS.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS

                                                  PERCENT OF
ISSUER                              SECTOR        NET ASSETS
------------------------------  --------------  ---------------
United Technologies Corp.       Capital Goods           5.9%
Clear Channel Communications,      Consumer             5.3%
 Inc.                              Staples
Tyco International Ltd.         Capital Goods           5.0%
Loews Corp.                       Financial             4.8%
Microsoft Corp.                   Technology            3.4%

TOP FIVE SECTORS
                    VALUE     PERCENT OF
SECTOR              (000)     NET ASSETS
----------------  ---------  -------------
Technology        $ 7,923          21.0%
Capital Goods       7,667          20.3%
Consumer Staples    6,922          18.4%
Financial           4,870          12.9%
Consumer
 Cyclicals          3,981          10.6%

THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

WE RECENTLY SPOKE TO THE MANAGEMENT TEAM OF THE VAN KAMPEN EQUITY GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE TEAM PREVIOUSLY CONSISTED OF KURT FEUERMAN AND MARGARET K. JOHNSON, PORTFOLIO MANAGERS, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT. AS OF SEPTEMBER 25, 1998, THE FUND HAS BEEN MANAGED BY PHIL W. FRIEDMAN, MARGARET K. JOHNSON, AND WILLIAM S. AUSLANDER, PORTFOLIO MANAGERS, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT. THE FOLLOWING EXCERPTS REFLECT THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX MONTHS ENDED DECEMBER 31, 1998.

Q. THE STOCK MARKET WAS UP, DOWN, AND UP AGAIN IN 1998. CAN YOU DESCRIBE SOME OF THE FACTORS THAT AFFECTED THE MARKET DURING THE REPORTING PERIOD?

A. The stock market began the reporting period on a high note with the Dow Jones Industrial Average setting a then-record high on July 17. Trouble was on the horizon, however, as the markets feared that many U.S. companies would announce decreased earnings resulting from exposure to lagging international economies. Investors became increasingly concerned after severe economic problems in Russia and the near-failure of a large hedge fund threatened financial stability. By August 31 the Dow had fallen 19 percent from its high.

Beginning in September conditions began to improve. Inflation remained tame, enabling the Federal Reserve Board to lower interest rates in September and then again in October and November. By October, companies began to report better-than-expected third-quarter earnings, reminding investors that the U.S. economy, though slowing, was still fundamentally solid. The volatile stock market began to rise again, with the Dow setting a new record in November before declining modestly from its high by year-end.

Q.  DID RECENT MARKET CONDITIONS AFFECT HOW YOU MANAGED THE FUND?

A. Not really, because we consistently use a "bottom up" stock selection strategy. In other words, we choose stocks based on our analysis of individual companies rather than on our assessment of broader, macroeconomic conditions. We believe that the best way of managing through stock market volatility--such as what we've seen recently--is to conduct even more exhaustive research and strengthen our "information edge."

                                                              ------------------
                                                                    3

                                   VAN KAMPEN
                               EQUITY GROWTH FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

That said, we recognized that uncertain economic conditions could have a very real impact on how individual companies might perform in the near term, and we acted accordingly. For example, we trimmed our position in Continental Airlines--formerly the Fund's largest holding--because, among other factors, we believed that the company's near-term outlook had become less favorable.

Q.  WHAT WAS LESS FAVORABLE ABOUT IT?

A. Part of our concern was that Continental's growth prospects for 1999 had become less attractive. Airline stocks are generally cyclical, which means they are highly sensitive to broader economic trends. We still own Continental because we believe strongly in its long-term future, but we did reduce our holdings in this and other companies with considerable economic sensitivity.

Q. DURING THE REPORTING PERIOD THE FUND HAD A MANAGEMENT CHANGE. WHAT IMPACT, IF ANY, DID THAT HAVE ON YOUR INVESTMENT STRATEGY?

A. We continue to use the same investment strategies that have worked very well for us in the past. The philosophy of "opportunistic concentration," or holding up to 10 percent of the portfolio in a particular stock if we have a great deal of conviction that it may outperform, is still a critical component of our success. Up to 25 percent of the Fund's total assets can be opportunistically concentrated.

We also seek to "outresearch" our competition and uncover as much information about a company as possible both before we decide to invest in it and while we own it.

Our management team is now led by Phil Friedman, a senior member of the Equity Growth team for the past two years and formerly the head of Morgan Stanley Dean Witter's North American sell-side research department. Margaret Johnson, who has managed the Fund since inception and its institutional counterpart since 1991, is still on the team. In addition, Bill Auslander, who has three years of experience working on the Equity Growth team, has also added his expertise to the team.

Q.  WHAT STOCKS MOST HELPED THE FUND DURING THE REPORTING PERIOD?

A. Although the third quarter was difficult for the Fund, a number of stocks bounced back impressively in the fourth quarter. In a reflection of many investors' preference for larger, less-risky stocks, the best performers tended to be well-known large-cap growth names. Leading software maker Microsoft, the Fund's fifth-largest holding, saw its stock price increase nearly 28 percent during the reporting period, while Cisco Systems, the leader in Internet networking, rose 51 percent. Holding company Loews also had a strong fourth quarter, as did America Online, which appreciated an amazing 195 percent for the period. Keep in mind that not all stocks in the Fund performed as favorably, nor is there any guarantee that any of these stocks will perform as well in the future.

Q.  WHICH STOCKS HURT THE FUND'S PERFORMANCE?

A. Because of our commitment to opportunistic concentration, the Fund is vulnerable when the stocks that occupy the largest positions in our portfolio perform poorly. Such a scenario happened in the third quarter of 1998 with Continental Airlines. This stock, which was our top holding and at times represented as much as 10 percent of the portfolio, experienced an extremely sharp price decline almost immediately after the reporting period began (we mentioned earlier some of the reasons for Continental's underperformance). In all, Continental's stock lost nearly 44 percent of its value during the reporting period. Starting in September we gradually trimmed our holding in the stock, but not soon enough to escape damage to the Fund's return.

Q.  SO, HOW DID THE FUND PERFORM DURING THE PAST SIX MONTHS?

A. It was a tale of two periods: the third quarter was very difficult for the Fund, but the fourth quarter was very positive. Overall, the Fund achieved a six-month total return of 5.96 percent (Class A shares at net asset value) as of December 31, 1998. By comparison, the Standard & Poor's 500 Index returned 9.22 percent, while the Lipper Growth Fund Index, which more closely

--------------
           4

                                   VAN KAMPEN
                               EQUITY GROWTH FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)
                                  (UNAUDITED)

resembles the Fund, returned 8.72 percent. The S&P 500 Index is a broad-based index that reflects the general performance of the stock market, and the Lipper Growth Fund Index reflects the average performance of the 30 largest growth funds.

These indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments they represent.

Q.  WHAT DO YOU SEE AHEAD FOR THE FUND DURING THE NEXT REPORTING PERIOD?

A. We plan to continue investing in those companies our research determines have the most likely prospects for success. In the near term, because of the continued volatility of markets and possible economic slowdown, we expect that the "classic" large-cap growth names may be the beneficiaries of investor uncertainty.

We readily admit that we don't know what the next market will bring. Because investing is uncertain by nature, we seek to increase our familiarity with what we own. To us, risk is not doing enough homework about a company in which we invest. Despite what may well be a volatile climate in 1999, part of the reason we can approach the year with confidence is because we rely on our dedicated research staff to help us determine which investments we believe will enhance the Fund's performance. Not all of our investments will turn out as we hope, of course, but our discipline is designed to make the disappointments as small as possible.

Phil W. Friedman             William S. Auslander         Margaret Johnson
PORTFOLIO MANAGER            PORTFOLIO MANAGER            PORTFOLIO MANAGER

                                                              ------------------

                                   VAN KAMPEN
                               EQUITY GROWTH FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                                                       VALUE
        SHARES                                                         (000)
----------------------------------------------------------------------------

COMMON STOCKS (97.9%)
  CAPITAL GOODS (20.3%)
         6,100   Cordant Technologies, Inc........................  $    229
        10,500   General Electric Co..............................     1,072
     (a)14,600   Gulfstream Aerospace Corp........................       777
     (a)15,000   Knoll, Inc.......................................       444
         9,500   Pitney Bowes, Inc................................       628
         5,200   Textron, Inc.....................................       395
        25,100   Tyco International Ltd...........................     1,893
        20,500   United Technologies Corp.........................     2,229
                                                                    --------
                                                                       7,667
                                                                    --------
    COMMUNICATION SERVICES (4.0%)
        12,000   American Telephone & Telegraph Co................       903
      (a)8,700   MCI WorldCom, Inc................................       624
                                                                    --------
                                                                       1,527
                                                                    --------
    CONSUMER CYCLICALS (10.2%)
         5,000   Berkshire Hathaway, Inc..........................     1,238
      (a)2,600   Costco Cos., Inc.................................       188
         2,900   Eastman Kodak Co.................................       209
        11,500   Gap, Inc.........................................       647
        10,700   Home Depot, Inc..................................       655
        11,099   Nielsen Media Research...........................       200
         2,600   Pulitzer Publishing Co...........................       225
      (a)4,600   Staples, Inc.....................................       201
     (a)16,400   Toys `R' Us, Inc.................................       277
                                                                    --------
                                                                       3,840
                                                                    --------
    CONSUMER STAPLES (18.4%)
      (a)9,100   Chancellor Media Corp., `A'......................       436
     (a)36,800   Clear Channel Communications, Inc................     2,006
         4,800   Coca-Cola Co.....................................       321
        14,700   Coca-Cola Enterprises, Inc.......................       526
         2,600   Comcast Corp., `A'...............................       149
         6,000   Comcast Corp., `A' (Special).....................       352
        18,800   Philip Morris Cos., Inc..........................     1,006
         4,400   Quaker Oats, Co..................................       262
        11,000   Ralston-Ralston Purina Group.....................       356
      (a)5,700   Tele-Communications, Inc., `A'...................       315
     (a)12,700   Tele-Communications Liberty Media Group `A'......       585
         9,800   Time Warner, Inc.................................       608
                                                                    --------
                                                                       6,922
                                                                    --------
    ENERGY (0.5%)
         2,600   Exxon Corp.......................................       190
                                                                    --------
    FINANCIAL (12.9%)
         6,900   ACE Ltd..........................................       238
         5,800   Allstate Corp....................................       224
         1,700   American Bankers Insurance Group, Inc............        82
         8,700   American Express Co..............................       890
         8,100   Citigroup Inc....................................       401
         2,900   First Union Corp. (N.C.).........................       176
         4,400   Fleet Financial Group, Inc.......................       197
        18,600   Loews Corp.......................................     1,827
         3,300   Merrill Lynch & Co., Inc.........................       220
         5,800   PIMCO Advisors Holdings L.P......................       181

                                                                       VALUE
        SHARES                                                         (000)
----------------------------------------------------------------------------
           800   Progressive Corp.................................  $    136
         4,900   Reinsurance Group of America, Inc................       298
                                                                    --------
                                                                       4,870
                                                                    --------
    HEALTH CARE (9.6%)
      (a)5,300   Amgen, Inc.......................................       554
         7,300   Bausch & Lomb, Inc...............................       438
         5,400   Eli Lilly & Co...................................       480
         2,600   Johnson & Johnson................................       218
         6,400   Merck & Co., Inc.................................       945
         7,300   Pfizer, Inc......................................       916
      (a)1,000   Uniphase Corp....................................        69
                                                                    --------
                                                                       3,620
                                                                    --------
    TECHNOLOGY (21.0%)
      (b)3,400   America Online, Inc..............................       492
     (a)10,400   Cisco Systems, Inc...............................       965
        11,400   Compaq Computer Corp.............................       478
      (a)4,600   Dell Computer Corp...............................       337
     (a)13,100   General Motors Corp., `H'........................       520
      (a)8,100   Genzyme Corp.....................................       403
         9,100   Intel Corp.......................................     1,079
         2,800   International Business Machines Corp.............       517
     (a)12,200   Litton Industries, Inc...........................       796
     (a)10,800   Loral Space & Communications Ltd.................       192
           800   Lucent Technologies, Inc.........................        88
      (a)9,200   Microsoft Corp...................................     1,276
         6,900   Motorola, Inc....................................       421
      (a)8,900   Novell, Inc......................................       161
      (a)4,600   Oracle System Corp...............................       198
                                                                    --------
                                                                       7,923
                                                                    --------
    TRANSPORTATION (1.0%)
     (a)11,000   Continental Airlines, `B'........................       369
                                                                    --------
TOTAL COMMON STOCKS (COST $31,256)................................    36,928
                                                                    --------
    PREFERRED STOCKS (0.4%)
    CONSUMER CYCLICALS (0.4%)
         5,700   News Corp., Ltd. ADR (COST $133).................       141
                                                                    --------

          FACE
        AMOUNT
         (000)
--------------

SHORT-TERM INVESTMENT (2.8%)
  REPURCHASE AGREEMENT (2.8%)
$        1,071   Chase Securities, Inc., 4.45%, dated 12/31/98,
                   due 1/4/99, to be repurchased at $1,072,
                   collateralized by $645 U.S. Treasury Bonds,
                   11.25%, due 2/15/15, valued at $1,095 (COST
                   $1,071)........................................     1,071
                                                                    --------
TOTAL INVESTMENTS (101.1%) (COST $32,460).........................    38,140
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.1%).....................      (418)
                                                                    --------
NET ASSETS (100%).................................................  $ 37,722
                                                                    --------
                                                                    --------

---------------

(a)   --  Non-income producing security
(b)   --  Security valued at fair value -- see note A-1 to financial statements.
ADR   --  American Depositary Receipt

--------------
           6
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN EQUITY GROWTH FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                             (000)
--------------------------------------------------
ASSETS:
  Investments in Securities, at Value
    (Investments at Cost $32,460)      $    38,140
  Receivable for:
    Investments Sold                           543
    Dividends and Interest                      30
    Fund Shares Sold                            20
    Investment Adviser                          13
  Deferred Organizational Costs                 30
  Other                                          4
                                       -----------
    Total Assets                            38,780
                                       -----------
LIABILITIES:
  Payable for:
    Investments Purchased                      862
    Custody Fees                                65
    Fund Shares Redeemed                        42
    Distribution Fees                           41
    Professional Fees                           14
    Filing and Registration Fees                 9
    Administrative Fees                          8
    Transfer Agent Fees                          5
    Shareholder Reporting Expenses               2
    Directors' Fees and Expenses                 1
  Other                                          9
                                       -----------
    Total Liabilities                        1,058
                                       -----------
NET ASSETS                             $    37,722
                                       -----------
                                       -----------
NET ASSETS CONSIST OF:
  Capital Stock at Par                 $        34
  Paid in Capital in Excess of Par          34,450
  Accumulated Net Investment Loss              (96)
  Accumulated Net Realized Loss             (2,346)
  Unrealized Appreciation on
    Investments                              5,680
                                       -----------
NET ASSETS                             $    37,722
                                       -----------
                                       -----------
CLASS A SHARES:
  Net Assets                           $    13,227
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                           1,216
  Net Asset Value and Redemption
    Price Per Share (Based on Net
    Assets of $13,226,621 and
    1,215,625 Shares Outstanding)      $     10.88
                                       -----------
                                       -----------
  Maximum Sales Charge                       5.75%
                                       -----------
                                       -----------
  Maximum Offering Price Per Share
    (Net Asset Value Per Share x 100/
    (100 - maximum sales charge))      $     11.54
                                       -----------
                                       -----------
CLASS B SHARES:
  Net Assets                           $    18,078
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                           1,669
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $18,078,651 and 1,668,570 Shares
    Outstanding)*                      $     10.83
                                       -----------
                                       -----------
CLASS C SHARES:
  Net Assets                           $     6,417
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                             592
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $6,417,192 and 592,375 Shares
    Outstanding)*                      $     10.83
                                       -----------
                                       -----------

---------------

  *  Redemption price may be subject to a contingent deferred sales charge.

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN EQUITY GROWTH FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                       SIX MONTHS ENDED DECEMBER 31, 1998
                                  (UNAUDITED)

                                          (000)
-----------------------------------------------
INVESTMENT INCOME:
  Dividends                            $    108
  Interest                                   50
                                       --------
  Total Income                              158
                                       --------
EXPENSES:
  Investment Advisory Fees                  103
    Less: Fees Waived                      (103)
                                       --------
  Net Investment Advisory Fees               --
  Distribution Fees
    Class A                                  11
    Class B                                  59
    Class C                                  23
  Custodian Fees                             64
  Filing and Registration Fees               35
  Administrative Fees                        34
  Professional Fees                          18
  Shareholder Reports                        16
  Amortization of Organizational
    Costs                                     4
  Transfer Agent Fees                         4
  Other                                       4
  Directors' Fees and Expenses                1
  Expenses Reimbursed by Adviser            (19)
                                       --------
  Net Expenses                              254
                                       --------
Net Investment Loss                         (96)
                                       --------
NET REALIZED LOSS ON:
  Investments                            (2,343)
                                       --------
CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
  Investments                             5,542
                                       --------
Net Realized Loss and Change in
  Unrealized
  Appreciation/Depreciation               3,199
                                       --------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                      $  3,103
                                       --------
                                       --------

--------------
           8
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN EQUITY GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                      SIX MONTHS ENDED    MAY 29, 1998*
                                                     DECEMBER 31, 1998      TO JUNE 30,
                                                           (UNAUDITED)             1998
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Loss                                      $       (96)        $     --
  Net Realized Gain (Loss)                                      (2,343)               5
  Change in Unrealized Appreciation/Depreciation                 5,542              138
                                                            ----------          -------
  Net Increase in Net Assets Resulting from
    Operations                                                   3,103              143
                                                            ----------          -------
DISTRIBUTIONS:
  Net Realized Gain:
  Class A                                                           (3)              --
  Class B                                                           (4)              --
  Class C                                                           (1)              --
                                                            ----------          -------
  Net Decrease in Net Assets Resulting from
    Distributions                                                   (8)              --
                                                            ----------          -------
CAPITAL SHARES TRANSACTIONS (1):
  Subscribed                                                    36,911               --
  Distributions Reinvested                                           8               --
  Redeemed                                                      (7,435)              --
                                                            ----------          -------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                  29,484               --
                                                            ----------          -------
  Total Increase in Net Assets                                  32,579               --
NET ASSETS--Beginning of Period                                  5,143            5,000
                                                            ----------          -------
NET ASSETS--End of Period (Including accumulated
  net investment loss of $(96) at December 31,
  1998)                                                    $    37,722         $  5,143
                                                            ----------          -------
                                                            ----------          -------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                  1,310              200
     Distributions Reinvested                                       --               --
     Redeemed                                                     (294)              --
                                                            ----------          -------
   Net Increase in Class A Shares Outstanding                    1,016              200
                                                            ----------          -------
                                                            ----------          -------
   Dollars:
     Subscribed                                            $    12,881               --
     Distributions Reinvested                                        3               --
     Redeemed                                                   (2,853)              --
                                                            ----------          -------
   Net Increase                                            $    10,031               --
                                                            ----------          -------
                                                            ----------          -------
   Ending Paid in Capital                                  $    12,031         $  2,000
                                                            ----------          -------
                                                            ----------          -------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                  1,775              150
     Distributions Reinvested                                       --               --
     Redeemed                                                     (256)              --
                                                            ----------          -------
   Net Increase in Class B Shares Outstanding                    1,519              150
                                                            ----------          -------
                                                            ----------          -------
   Dollars:
     Subscribed                                            $    17,481               --
     Distributions Reinvested                                        4               --
     Redeemed                                                   (2,443)              --
                                                            ----------          -------
   Net Increase                                            $    15,042               --
                                                            ----------          -------
                                                            ----------          -------
   Ending Paid in Capital                                  $    16,542         $  1,500
                                                            ----------          -------
                                                            ----------          -------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                    673              150
     Distributions Reinvested                                       --               --
     Redeemed                                                     (231)              --
                                                            ----------          -------
   Net Increase in Class C Shares Outstanding                      442              150
                                                            ----------          -------
                                                            ----------          -------
   Dollars:
     Subscribed                                            $     6,549               --
     Distributions Reinvested                                        1               --
     Redeemed                                                   (2,139)              --
                                                            ----------          -------
   Net Increase                                            $     4,411               --
                                                            ----------          -------
                                                            ----------          -------
   Ending Paid in Capital                                  $     5,911         $  1,500
                                                            ----------          -------
                                                            ----------          -------
---------------------------------------------------------------------------------------

* Commencement of operations

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN EQUITY GROWTH FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                         CLASS A                                    CLASS B
                                          --------------------------------------     --------------------------------------
                                           SIX MONTHS ENDED                           SIX MONTHS ENDED
                                          DECEMBER 31, 1998        MAY 29, 1998*     DECEMBER 31, 1998        MAY 29, 1998*
SELECTED PER SHARE DATA AND RATIOS              (UNAUDITED)     TO JUNE 30, 1998           (UNAUDITED)     TO JUNE 30, 1998
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $           10.29     $          10.00     $           10.28     $          10.00
                                                    -------               ------               -------               ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                        (0.01)                  --                 (0.03)                  --
  Net Realized and Unrealized Gain                     0.60                 0.29                  0.58                 0.28
                                                    -------               ------               -------               ------
  Total From Investment Operations                     0.59                 0.29                  0.55                 0.28
                                                    -------               ------               -------               ------
DISTRIBUTIONS
  Net Realized Gain                                      --+                  --                    --+                  --
                                                    -------               ------               -------               ------
NET ASSET VALUE, END OF PERIOD            $           10.88     $          10.29     $           10.83     $          10.28
                                                    -------               ------               -------               ------
                                                    -------               ------               -------               ------
TOTAL RETURN (1)                                       5.96%                2.90%                 5.57%                2.80%
                                                    -------               ------               -------               ------
                                                    -------               ------               -------               ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)         $          13,227     $          2,057     $          18,078     $          1,543
Ratio of Expenses to Average Net
  Assets                                               1.50%**              1.50%**               2.25%**              2.25%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                               (0.26)%**             0.51%**              (1.01)%**            (0.25)%**
Portfolio Turnover Rate                                  70%                  19%                   70%                  19%
---------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                                $            0.05     $           0.02     $            0.03     $           0.02
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                       2.45%**              4.06%**               3.20%**              4.81%**
  Net Investment Income (Loss) to
    Average Net Assets                                (1.20)%**            (2.05)%**             (1.95)%**            (2.81)%**

                                                      CLASS C
                                       --------------------------------------
                                        SIX MONTHS ENDED
                                       DECEMBER 31, 1998        MAY 29, 1998*
SELECTED PER SHARE DATA AND RATIOS           (UNAUDITED)     TO JUNE 30, 1998
-------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $           10.28     $          10.00
                                                  ------               ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                     (0.04)                  --
  Net Realized and Unrealized Gain                  0.59                 0.28
                                                  ------               ------
  Total From Investment Operations                  0.55                 0.28
                                                  ------               ------
DISTRIBUTIONS
  Net Realized Gain                                   --+                  --
                                                  ------               ------
NET ASSET VALUE, END OF PERIOD         $           10.83     $          10.28
                                                  ------               ------
                                                  ------               ------
TOTAL RETURN (1)                                    5.57%                2.80%
                                                  ------               ------
                                                  ------               ------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's)      $           6,417     $          1,543
Ratio of Expenses to Average Net
  Assets                                            2.25%**              2.25%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets                            (1.01)%**            (0.25)%**
Portfolio Turnover Rate                               70%                  19%
--------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net Investment
    Income                             $            0.04     $           0.02
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                    3.20%**              4.81%**
  Net Investment Income (Loss) to
    Average Net Assets                             (1.95)%**            (2.81)%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
  +  Amount is less than $0.01 per share.
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.

------------------
          10
    The accompanying notes are an integral part of the financial statements.

                         VAN KAMPEN EQUITY GROWTH FUND
                         NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

The Van Kampen Equity Growth Fund (the "Fund") is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended. The Fund is a portfolio of the Van Kampen Series Fund, Inc. The Fund commenced operations on May 29, 1998.

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B shares are sold with a contingent deferred sales charge on redemptions made within 5 years of purchase which declines annually from 5% for redemptions made in year one, down to 1.50% in year five. The contingent deferred sales charge is based on the lesser of the current market value of the shares redeemed or the total cost of such shares. Class B shares will automatically convert to Class A shares after the eighth year following purchase. Class C shares are sold with a contingent deferred sales charge of 1% for shares that are redeemed within one year of purchase, based on the lesser of the current market value of the shares redeemed or the total cost of such shares. All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. Van Kampen Investments Inc. has agreed that in the event any of its initial shares in the Fund at its inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at the same time of redemption.

5. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis except where collection is in doubt. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

                                                              ------------------
                                                                    11

                         VAN KAMPEN EQUITY GROWTH FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

Permanent book and tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax basis differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of presenting net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Van Kampen Investment Advisory Corp., (the "Adviser") a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Sub-Adviser"), a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                    CLASS B
                   CLASS A        AND CLASS C
               MAX. OPERATING   MAX. OPERATING
ADVISORY FEE    EXPENSE RATIO    EXPENSE RATIO
-------------  ---------------  ---------------
      0.80%           1.50%            2.25%

C. ADMINISTRATOR: Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

D. DISTRIBUTOR: Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00%, on an annualized basis, of the average daily net assets attributable to the Class B and Class C shares of the Fund.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of the Fund redeemed within one to five years following such purchase. For the six months ended December 31, 1998, the Distributor has advised the Fund that it earned initial sales charges of $75,850 for Class A shares and deferred sales charges of $9,585 and $253 for Class B shares and Class C shares, respectively.

E. CUSTODIAN: The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Sub-Advisers. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

DIRECTORS' FEES: The Fund provides deferred compensation and retirement plans for its Directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund.

PURCHASES AND SALES: For the six months ended December 31, 1998, the Fund made purchases of approximately $45,329,000 and sales of approximately $16,476,000 of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

OTHER: At December 31, 1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Fund was:

                                        NET
  COST      APPREC.    (DEPREC.)   APPRECIATION
  (000)      (000)       (000)         (000)
---------  ---------  -----------  -------------
$32,460    $   5,932   $    (252)    $   5,680

-----------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Equity

 Aggressive Growth

 American Value

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Growth

 Growth and Income

 Harbor

 Pace

 Real Estate Securities

 Utility

 Value

INTERNATIONAL/GLOBAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income

 Global Government Securities

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Short-Term Global Income

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time
   (Telecommunications Device for the Deaf
   users, call 1-800-421-2833)

-  e-mail us by visiting WWW.VANKAMPEN.COM
   and selecting CONTACT US

                         YEAR 2000 READINESS DISCLOSURE
Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

DIRECTORS

Wayne W. Whalen
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Richard M. DeMartini
 President and Chief Operating Officer, Individual Asset
 Management Group, a division of Morgan Stanley Dean Witter & Co.

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Don G. Powell
 Chairman and Director,
 Van Kampen Investments Inc.

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

INVESTMENT SUB ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

CUSTODIANS

The Chase Manhattan Bank
One Pierrepont Plaza
Brooklyn, New York 11210

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Dennis J. McDonnell
PRESIDENT

John L. Sullivan
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

Curtis W. Morell
VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER

Peter W. Hegel
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Paul R. Wolkenberg
VICE PRESIDENT

Edward C. Wood III
VICE PRESIDENT

Tanya M. Loden
CONTROLLER

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 418256
Kansas City, Missouri 64141

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph St.
Chicago, Illinois 60601

--------------------------------------------------------------------------------

FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR ACCOUNT REPRESENTATIVE OR THE FUND AT (800) 341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY PROSPECTUSES OF THE VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL EACH OF THE INVESTMENT FUNDS' INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

--------------------------------------------------------------------------------

NOTES:

     1 Parkview Plaza / / P.O. Box 5555 / / Oakbrook Terrace, IL 60181-5555
                              / / www.vankampen.com

                                              -C- Van Kampen Funds Inc. 1999